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                                 EXHIBIT 10.12

                             RAINFOREST CAFE, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN


1.       WHAT IS THE PURPOSE OF THE PLAN?

         The purpose of this 1996 Employee Stock Purchase Plan (the "Plan") is to provide employees of Rainforest Cafe, Inc. (the "Company") and its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) an opportunity to share in the Company's financial growth through ownership of Common Stock of the Company (the "Common Stock") made available to employees at preferential prices.

         The Plan provides a convenient method for employees to purchase the Common Stock at a cost below the market price and without payment of brokerage commissions or fees. Purchases under the Plan are intended to qualify as exercises of options (the "Purchase Rights") granted under an employee stock purchase plan, as defined by Section 423 of the Code. The Plan is intended as an incentive for continuing employment with the Company and to encourage employees to take an ownership interest in the Company's future.


2.       WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

         All regular, full-time employees of the Company who have been so employed for more than 90 days at the most current Enrollment Date (the "Eligible Employees") are eligible to participate in the Plan. The "Enrollment Date" shall be the first business day of each calendar quarter.

         Any employee who beneficially owns 5% or more of the total voting power or value of the stock of the Company is not eligible to participate in the Plan.

         No purchase rights shall be granted under the Plan to any person who is not an Eligible Employee, and no Eligible Employee shall be granted purchase rights under the Plan (a) if such Eligible Employee, immediately after receiving the grant of such purchase rights under the Plan owns (under the rules of Section 423(b)(3) and 425(d) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiary corporations (as defined by Section 425(f) of the Code); or (b) which permits such Eligible Employee's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of stock (determined at the time such purchase rights are granted) for





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         each calendar year in which such purchase rights are outstanding at any time. For purposes of the preceding sentence, the determination of when the right to purchase stock pursuant to purchase rights granted under the Plan accrues, and the rate at which such rights accrue, shall be made in the manner provided by Section 423(b)(8) of the Code.


3.       HOW MAY I ENROLL IN THE PLAN?

         Each Eligible Employee who completes and delivers the payroll deduction authorization forms to the Human Resources Department shall become a "Participant." These forms authorize a regular payroll deduction from employee compensation and must state the date on which the deductions should begin. This may not be retroactive.


4.       HOW OFTEN WILL THE PURCHASE OF STOCK BE OFFERED?

         The Plan shall become effective on July 1, 1996, provided that the Plan has then been adopted by the Board of Directors (hereinafter called the "Board") of the Company, and approved at a duly called meeting (or any adjournment thereof) of the shareholders of the Company, by the holders of a majority of the then outstanding shares of stock of the Company voting at such meeting.

         The Company will issue shares under the Plan, and the Plan will purchase such shares for Participants, on the last business day of each calendar quarter in which there are sufficient funds in a Participant's account to purchase one or more full shares (or, if such stock is not traded on such say, the next preceding business day on which such stock was traded).


5.       WHAT AMOUNT MAY I HAVE DEDUCTED?

         The Company will maintain payroll deduction accounts for all Participants. No amounts other than such payroll deductions may be credited to such deduction amounts. No interest shall be payable to Participants on account of any amounts held in the deduction accounts. With respect to any offering made under this plan, each Eligible Employee may authorize a payroll deduction of whole number percentages of a minimum of 2% up to a maximum of 15% of the gross compensation of such Eligible Employee received during the offering period (or during such portion thereof as elects to participate).





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6.       WHAT KIND OF SHARES MAY I PURCHASE?

         The shares of Common Stock of the Company to be issued under this Plan are authorized but unissued shares or the Company's Common Stock.


7.       HOW MANY SHARES MAY I PURCHASE?

         Participants participating in any offering of this Plan (upon the effective date of such offering), will be granted an option to purchase as many full shares of Common Stock of the Company as such Participant chooses to purchase using the following amounts:

         a. up to 15% of compensation received during the specified offering period (or during the portion such Participant chooses to participate), to be paid by payroll deductions during such period; and

         b. the balance of fractional shares (if any) carried forward from the payroll deduction account of such Participant for the preceding offering period.

         Notwithstanding the foregoing, in no event may the value of shares of Common Stock purchased by a Participant, pursuant to the Plan during a calendar year exceed $25,000.


8.       WHAT PRICE WILL I PAY?

         The purchase price for each share purchased will be the lower of 85% of the fair market value on 1) the first business day of each calendar quarter or 2) the last business day of each calendar quarter in which there are sufficient funds in a Participant's account to purchase one or more full shares.

         The fair market value of a share of Common Stock shall be deemed to be the closing sales price of such stock on the Nasdaq National Market, or any successor national securities exchange on which the Common Stock is listed or, if such Common Stock is not traded on that day, then on the next preceding day on which such Common Stock was traded.





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9.       WHAT ACCOUNTING OF MY CONTRIBUTIONS AND STOCK PURCHASES IS MAINTAINED?

         The Plan will be administered by a committee (the "Committee") as designated by the Board of Directors of the Company. Members of the Committee may be appointed from time to time by the Board and shall be subject to removal by the Board. The decision of a majority in number of the members of the Committee in office at the time shall be deemed to be the decision of the Committee.

         The Committee, together with an agent (the "Agent") appointed by the Committee, shall administer the Plan so as to ensure that all Participants granted purchase rights under the Plan have the same rights and privileges as provided by Section 423(b)(5) of the Code. The Committee may, from time to time, approve the forms of any documents or writings provided for in the Plan, may adopt, amend and rescind rules and regulations not inconsistent with the Plan for carrying out the Plan and may construe the Plan. As of the last business day of each month during any offering period, the Agent will total each deduction account. To the extent a Participant's deduction account contains sufficient funds to purchase one or more full shares as of that date, such Participant will be deemed to have exercised an option to purchase a full share or shares and his or her deduction account will be charged for the amount of purchase. Subsequent full shares would be purchased in the same manner.

         Any balance of fractional shares remaining in any Participant's deduction account at the end of an offering period will be carried forward into his or her deduction account for the following offering period. In no event will the balance carried forward be equal to or greater than the purchase price of one share on the last business day of the last month of the offering period.

         For example:

         If in the month of March, $17 is withheld from a Participant's paycheck, that Participant's deduction account will be credited with that amount. Then the Committee will allocate shares of Common Stock to the account of such Participant based on the market price on the last business day of March (the end of the calendar quarter). Assuming the market price on that day is $20, the account of the Participant would be charged for the $17 ($20 x 85%), one full share of Common Stock would be credited to the account of such Participant.

         If $24.50 had been withheld from the paycheck of the Participant in March, his or her deduction account would be credited with 1.441 shares of Common Stock ($24.50 divided by the $17 share price).





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10.      HOW DO I RECEIVE SHARES?

         Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock under the Plan unless such issuance would comply with all applicable laws and the applicable regulations or requirements of any securities exchanges or similar entities. If, at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares of Common Stock pursuant to the exercise of purchase rights, shares shall not be issued pursuant to such exercise, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         With respect to any person who is subject to section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee may, at any time, add such conditions and limitations to any purchase rights under the Plan that it deems necessary or desirable to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act; provided, however, that any rights or privileges that are extended to such persons shall be extended uniformly to all eligible employees.

         The Company will periodically (but not less often than annually) deliver to each Participant certificates for full common shares purchased under the Plan. Otherwise, the certificates will be delivered only if:

                 a)       a Participant withdraws from the Plan, or

                 b) a Participant or his or her legal Representative requests them.

         An Eligible Employee or Participant shall not by reason of the Plan or any purchase rights granted under the Plan, have any rights of a shareholder until and to the extent (s)he shall, from time to time, exercise his or her purchase rights, but, upon each such exercise,
         (s)he shall have all the rights of a shareholder of record on the day on which such exercise occurs with respect to the shares of Common Stock as to which such purchase rights are exercised, and the Company may defer delivery of certificates evidencing such shares for a reasonable time.





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11.      HOW DO I RECEIVE REPORTS OF MY ACCOUNT?

         The Committee or the Agent will provide each Participant with a periodic statement showing the cash withheld and invested, purchase price per share, shares purchased and shares held for such Participant by the Committee or the Agent.


12.      CAN I CHANGE THE AMOUNT OF MY DEDUCTION?

         A payroll deduction may be increased only once and reduced only once during any offering period (see 4.0). Each Participant may increase or decrease his or her payroll deduction at any time by filling out new authorization forms. The change may not become effective sooner than the next pay period after receipt of the form.


13.      MAY I WITHDRAW FROM THE PLAN ANY TIME?

         Each Participant may at any time and for any reason permanently withdraw the balance accumulated in his or her deduction account and thereby withdraw from participation in the Plan. Such Participants may thereafter begin participation again only at or after the commencement of a new offering period. Partial withdrawals may be permitted at the discretion of the Committee.


14.      IN WHOSE NAME MAY STOCK CERTIFICATES BE ISSUED?

         Certificates may be registered in the name of the Participant only, or, if such Participant indicates on his or her authorization form, in the name of such Participant jointly with a member of his or her family with right of survivorship. If the Participant is a resident of a jurisdiction which does not recognize such a joint tenancy, such Participant may have certificates registered in the name of such Participant as tenant in common with a member of his or her family, without right of survivorship.


15.      ARE MY RIGHTS UNDER THIS PLAN TRANSFERABLE?

         Rights under this Plan are not transferable other than by will or the laws of descent and distribution, and are exercisable by the Participant only, during the lifetime of such Participant.


16.      DO I RECEIVE INTEREST ON CASH WITHHELD FROM MY PAYCHECK?





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         In view of the discounted purchase price, no interest will be paid on cash withheld prior to purchase of shares.


17.      WHAT HAPPENS DURING MY ABSENCE FROM WORK?

         Payroll deductions continue during any time off with pay, but stop during approved time off without pay, though such Participant is still enrolled in the Plan. Deductions automatically resume upon each Participant's return to work.


18.      WHAT IF MY EMPLOYMENT ENDS?

         In the event retirement or termination of employment with the Company, the balance of shares and cash in the deduction account of such Participant will be issued to such Participant, or in the event of the death of a Participant, to the estate of such Participant.


19. WHAT IS THE MAXIMUM NUMBER OF SHARES IN THE PLAN AND WHAT ARE THE EFFECTS OF A STOCK SPLIT OR DIVIDEND?

         The maximum number of shares of Common Stock which may be purchased under the Plan is 150,000, subject to adjustment as hereinafter set forth.

         In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares approved for this Plan shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting the Company's shares of Common Stock, such adjustment shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.





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20.      WHAT ARE THE TAX CONSEQUENCES?

         All amounts withheld pursuant to the Plan, shares issued pursuant to the exercise of any purchase rights and any payments pursuant to the Plan are subject to withholding of all applicable taxes and the Company shall have the right to withhold from any payment or distribution of shares or to collect as a condition of any payment or distribution under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, an employee may elect to have any distribution of shares otherwise required to be made pursuant to the Plan to be withheld or to surrender to the Company or Company shares of Common Stock already owned by the employee to fulfill any tax withholding obligation.

         This description of federal income tax consequences is merely to help Participants understand them and is in no way complete. Participants having questions on how the Plan affects their individual tax situation, should seek competent professional advice.


21.      WHAT ARE MY CONTRIBUTIONS TO THE PLAN USED FOR?

         All funds received or held by the Company under this Plan may be used for any corporate purpose.


22.      HOW IS THE PLAN ADMINISTERED?

         The Plan is administered by the Board of Directors of the Company or by a committee of directors who are not eligible to participate in the Plan.

         The Directors are responsible for general administration of the Plan, proper execution of its provisions, construction of the Plan and determination of all questions arising thereunder. It has power to establish, interpret and enforce rules and regulations for administration, provided such rules and regulations are uniformly applicable to all persons similarly situated.


23.      WHEN DOES THE PLAN END?

         This Plan and all rights of Participants under any offering hereunder shall terminate:

         a. on the date that Participants become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase.





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                 If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair; or

         b.      at any time, at the discretion of the Board of Directors.

         Upon termination of this Plan, all amounts in the accounts of Participants shall be carried forward into such Participant's deduction account under a successor Plan, if any, or promptly refunded.





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                        AUTHORIZATION FOR ENROLLMENT IN
                       1996 EMPLOYEE STOCK PURCHASE PLAN

I hereby authorize Rainforest Cafe, Inc. to establish an account in my name and make payroll deductions to purchase shares of Common Stock of Rainforest Cafe, Inc.

This authorization is given with the understanding that I may withdraw from the Plan at any time by notifying Cindee Kohagen of Rainforest Cafe, Inc.

EMPLOYEE'S NAME ________________________________________________________________

SOCIAL SECURITY NO._____________________________________________________________


ACCOUNT REGISTRATION                  Individual / /           Joint / /

NAME(S):

EMPLOYEE: ______________________________________________________________________
          First                        Middle                        Last

JOINT OWNER:____________________________________________________________________
(if any)    First                      Middle                        Last

ADDRESS:  ______________________________________________________________________
           Number                      Street                    Apt./Suite No.

          ______________________________________________________________________
          City                         State
                                                                      Zip

                Telephone: _____________________________________________________

DATE _________________


EMPLOYEE SIGNATURE _____________________________________________________________


JOINT OWNER SIGNATURE __________________________________________________________
(if any)





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                       1996 EMPLOYEE STOCK PURCHASE PLAN
                      AUTHORIZATION FOR PAYROLL DEDUCTION


Name _______________________________________________  Date _____________________
     First              Middle              Last

Social Security No. ____________   Employee No. ________________________________

                                                Department _____________________


In accordance with the 1996 Employee Stock Purchase Plan of Rainforest Cafe, Inc., I hereby authorize the Company to:


     / /    Deduct _____ % of my gross payroll earnings during each pay period.

     / /    Change my payroll deduction to __________ % per pay period.

     / /    Withdraw my enrollment to the plan.


I understand the terms of the Employee Stock Purchase Plan as outlined in the Prospectus, and can withdraw my voluntary participation at any time.



_______________________________
Signature of Employee





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